UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 19, 2005
MYLAN LABORATORIES INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of Incorporation)	1-9114 (Commission File Number)	25-1211621 (I.R.S. Employer Identification No.)
1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)
(724) 514-1800
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.03. Material Modification to Rights of Security Holders.
     On December 19, 2005, Mylan Laboratories Inc., a Pennsylvania corporation (the “Company”), pursuant to approval by the Company’s Board of Directors, entered into an amendment (the “Amendment”) to the Rights Agreement by and between the Company and American Stock Transfer & Trust Company, dated as of August 22, 1996, as amended as of November 8, 1999, August 13, 2004, September 8, 2004 and December 2, 2004 (as so amended, the “Rights Agreement”). Pursuant to Amendment No. 3 to the Rights Agreement, dated as of September 8, 2004, the threshold at which the Rights (as defined in the Rights Agreement) would become exercisable (the “Rights Threshold”) was temporarily changed to 10%, and pursuant to Amendment No. 4 to the Rights Agreement, dated as of December 2, 2004, the Rights Threshold would revert back to 15% at 12:01 a.m. (New York time) on January 1, 2006. The current Amendment causes the Rights Threshold to remain at 10% only with respect to any Person (as defined in the Rights Agreement) who, prior to the date of the Amendment, has received clearance under the Hart-Scott-Rodino Antitrust Improvements Act, as amended, to acquire a dollar value of Common Shares (as defined in the Rights Agreement) of the Company, which value of Common Shares, if acquired, would otherwise permit acquisition of 10% or more of the Common Shares outstanding on the date of such acquisition. Once such clearance has expired, the Rights Threshold with respect to such Person will revert to 15%. A copy of the Amendment is attached hereto as Exhibit 4.1. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.
Item 8.01. Other Events.
     On December 19, 2005, the Company announced that the 2006 annual meeting of shareholders (the “Annual Meeting”) has been scheduled to be held on July 28, 2006. In accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board has determined that proposals to be considered for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at its principal executive offices on or before February 20, 2006. In addition, in order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act, such proposal must be received by the Company at its principal executive offices on or before December 29, 2005. Proposals should be directed to the attention of the Secretary, Mylan Laboratories Inc., 1500 Corporate Drive, Canonsburg, Pennsylvania 15317.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description
4.1	Amendment No. 5 to Rights Agreement, dated December 19, 2005, by and between the registrant and American Stock Transfer & Trust Company.
99.1	Press release of the registrant, dated December 19, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.
Date: December 19, 2005	By:	/s/ Edward J. Borkowski
Edward J. Borkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 5 to Rights Agreement, dated December 19, 2005, by and between the registrant and American Stock Transfer & Trust Company.
99.1	Press release of the registrant, dated December 19, 2005.